Smartsheet Announces Leadership Changes and Timing of Third Quarter FY22 Earnings Call; Raises Outlook New Executive Leadership Team Positions Company for Next Phase of Growth; Q3 Revenue and Billings Guidance Increased BELLEVUE, WA., Nov. 12, 2021 -- Smartsheet Inc. (NYSE: SMAR), the enterprise platform for dynamic work, today announced a series of strategic changes to its executive team, an update on its third quarter of fiscal year 2022 financial outlook and timing of its third quarter earnings call. Executive Leadership Updates for Next Phase of Growth Smartsheet today announced key changes to its executive leadership team focused on continuing to drive global scale with its platform for dynamic work. Each change is grounded in our collective commitment to best serve and support our employees, customers, and partners. ● After almost three years of engineering leadership at Smartsheet, Praerit Garg will now oversee Smartsheet’s product and engineering organizations and assume a new title of chief product officer and executive vice president of engineering. A Smartsheet veteran of eight years, Stephen Branstetter has also been named the company's first chief operating officer overseeing operations, global strategy, corporate development, and data operations/business intelligence. These appointments follow the decision of Gene Farrell, the company’s current chief product and strategy officer, to join an early-stage fin-tech company as its CEO. ● Jolene Marshall, deputy general counsel at Smartsheet over the past four years, will be promoted to chief legal officer. Marshall will succeed Paul Porrini, Smartsheet’s current chief legal officer. ● Andrew Bennett, currently senior vice president of commercial sales and demand generation, will be promoted to chief marketing officer. “As we look ahead, we have an incredible opportunity to empower everyone, everywhere to drive meaningful change,” said Mark Mader, president and CEO of Smartsheet. “With these new appointments, we are well positioned to support our next chapter of success and growth.” “I want to thank Gene and Paul for their contributions to Smartsheet over the past four years as we completed a successful IPO, scaled the business from $100 million to over $500 million in annual recurring revenue, completed four acquisitions, and expanded our global footprint,” continued Mader. “We wish Gene and Paul all the best in the future.” Updated Third Quarter of Fiscal Year 2022 Outlook Smartsheet also announced today that it is raising its outlook for the third quarter of fiscal year 2022. The Q3 outperformance is a result of a robust demand environment for its platform, strong sales execution, large deal activity, and the growing contribution from its Advance premium platform capabilities. The company now expects: ● Revenue for the third quarter ending October 31, 2021, in the range of $143.5 million to $144.5 million representing year-over-year growth of 45% to 46%. ● Calculated billings for the third quarter ending October 31, 2021, in the range of $160.5 million to $161.5 million representing year-over-year growth of 49% to 50% after adjusting for the $4.7 million of deferred revenue acquired as part of the Brandfolder transaction in Q3 of FY21. Third Quarter Earnings Date Smartsheet will release its financial results for its third quarter of fiscal year 2022, which ended October 31, 2021, after the close of U.S. financial markets on December 2, 2021. Smartsheet executives will host a conference call that day at 4:30 p.m. ET (1:30 p.m. PT) to discuss the results. The dial-in number to access the call will be (877) 274-9243 or (647) 689-5417 (outside of the U.S.). The conference ID is 4984438. The webcast will be open to listeners through the events section of the company’s investor relations website: https://investors.smartsheet.com. A replay of the live webcast will be available starting approximately two hours after the conclusion of the live event. The dial-in for the replay is (800) 585-8367 or (416) 621-4642. About Smartsheet Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more.

Forward-Looking Statements This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about Smartsheet’s performance and results, expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to achieve future growth and sustain our growth rate, our ability to manage executive changes successfully, our ability to attract and retain talent, our ability to attract and retain customers (including government customers) and increase sales to our customers, our ability to develop and release new products and services and to scale our platform, our ability to increase adoption of our platform through our self-service model, our ability to maintain and grow our relationships with channel and strategic partners, the highly competitive and rapidly evolving market in which we participate, our ability to identify targets for, execute on, or realize the benefits of, potential acquisitions, and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the US Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2021 filed with the SEC on September 8, 2021. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Investor Contact:

Aaron Turner investorrelations@smartsheet.com Media Contact: Chrissy Vaughn pr@smartsheet.com